                                                                    Exhibit 10.2


                   FIRST AMENDMENT OF STOCKHOLDER'S AGREEMENT

     WHEREAS there is an existing Stockholder's Agreement ("Agreement") dated January 23, 1992, among ANTHONY J. FRISCIA ("FRISCIA"), ROBERT M. SALTZ ("SALTZ"), JAMES E. HEATON ("HEATON"), BRUCE M. RICHARDSON ("RICHARDSON") and JOHN R. SERAFINI, JR. ("SERAFINI") as stockholders, and ADVANCED MANUFACTURING RESEARCH, INC. (the "CORPORATION") a copy of which Agreement is attached hereto; and,

     WHEREAS the Board of Directors of this corporation has authorized the transfer of Eight Percent (8%), representing Eighty Thousand (80,000) shares of the outstanding capital stock of this Corporation, held by SERAFINI, to THEODORE
B. RYBECK ("RYBECK"), of 111 Magazine Street, Apt. 2, Cambridge, MA. 02139, so that thereafter Friscia will own Twenty-five Percent (25%), Saltz will own Twenty-five Percent (25%), Serafini will own Fifteen percent (15%), Richardson will own Five Percent (5%) (the corporation having previously re-acquired Five Percent (5%) from Richardson of his original Ten Percent (10%)) and Heaton will own Twelve Percent (12%) of such stock against which certain options to employees have been granted, there being only one class of common stock outstanding; and,

     WHEREAS it is a condition to the transfer of the shares to Rybeck that he become a signatory to the Stockholder's Agreement as amended by this First Amendment, so as to be bound by the same terms and conditions applicable to all other stockholders, which condition Rybeck is willing to meet.

     NOW, THEREFORE, the parties agree:

     1. To amend the Stockholders Agreement to include Rybeck among the stockholders of this corporation in the percentages noted above.

     2. Rybeck will be bound by the same terms and conditions of the Stockholder's Agreement as so amended.

     3. A revised Schedule A to the original Stockholders Agreement shall be substituted for original Schedule A thereof to reflect the new ownership positions and to reflect the effects of a 99 for 1 stock dividend ratified by the stockholders at the last Annual Meeting on February 18, 1992.

     4. The parties, including Rybeck, acknowledge that they have received independent legal advice before signing this document and Serafini, Serafini and Darling has rendered legal advice only to the Corporation.

     5. Except as modified by this document, the terms of the original Stockholder's Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Stockholder's Agreement this 14 day of June, 1993.


                                           /s/ ANTHONY J. FRISCIA
                                           ------------------------------------
                                           ANTHONY J. FRISCIA, STOCKHOLDER



                                           /s/ ROBERT M. SALTZ
                                           ------------------------------------
                                           ROBERT M. SALTZ, STOCKHOLDER



                                           /s/ JAMES E. HEATON
                                           ------------------------------------
                                           JAMES E. HEATON, STOCKHOLDER



                                           /s/ BRUCE M. RICHARDSON
                                           ------------------------------------
                                           BRUCE M. RICHARDSON, STOCKHOLDER



                                           /s/ JOHN R. SERAFINI, JR.
                                           ------------------------------------
                                           JOHN R. SERAFINI, JR., STOCKHOLDER



                                           /s/ THEODORE B. RYBECK
                                           ------------------------------------
                                           THEODORE B. RYBECK, STOCKHOLDER

                                           ADVANCED MANUFACTURING RESEARCH, INC.



                                           By: /s/ ANTHONY J. FRISCIA
                                               --------------------------------
                                               ANTHONY J. FRISCIA, PRESIDENT



                                       2
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                                   SCHEDULE A


                           PERCENTAGE     INITIAL CAPITAL         NUMBER
   NAME                     OWNERSHIP      CONTRIBUTION          OF SHARES
   ----                     ---------      ------------          ---------

ANTHONY J. FRISCIA            25                     0            250,000

ROBERT M. SALTZ               25                     0            250,000

JOHN R. SERAFINI, JR.         15               $50,000            150,000

BRUCE M. RICHARDSON            5                     0             50,000

JAMES E. HEATON               10                     0            100,000

THEODORE B. RYBECK             8               $80,000             80,000

TREASURY*                     12                     0            120,000


*(subject in part to existing employee options)